SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 17, 2004

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

          DELAWARE                      0-26483                 94-3236309
(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)        File Number)        Identification Number)

            1000 MARINA BLVD., SUITE 200, BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (650) 624-1000

Item 5. Other Events and Regulation FD Disclosure.

      On February 17, 2004, VaxGen, Inc. issued a press release entitled, "VaxGen Announces Preliminary Financial Results for the Fourth Quarter and Year Results Indicate Sharply Higher Revenues."

This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements. Not applicable

      (b)   Financial Information. Not applicable

      (c)   Exhibits.

Exhibit No.           Description
-----------           -----------

99.1 Press release dated February 17, 2004, entitled, "VaxGen Announces Preliminary Financial Results for the Fourth Quarter and Year Results Indicate Sharply Higher Revenues"

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          VaxGen, Inc.
                                                          (Registrant)


Dated: February 17, 2004                        By:   /s/
                                                   -----------------------------
                                                   Carter Lee
                                                   Senior Vice President
                                                   Finance & Administration